UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2009

LTX-CREDENCE CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	000-10761	04-2594045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 California Circle, Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 461-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 18, 2009, as part of ongoing actions to reduce expenses, the Company’s Compensation Committee authorized a ten percent (10%) reduction in the base salary of the Company’s officers effective May 1, 2009, to be in effect for a minimum period of one year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2009	LTX-Credence Corporation

	By:	/s/ Mark J. Gallenberger
Mark J. Gallenberger Vice President & Chief Financial Officer